                        MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement, dated as of November 1, 2007
(this "Agreement"), is entered into between Natixis Real Estate Capital Inc.
("Natixis RE"), Natixis Commercial Mortgage Funding, LLC, ("Natixis CMF") and
Merrill Lynch Mortgage Investors, Inc. (the "Purchaser"). For purposes of this
Agreement (except as set forth in Section 3(e)), each of Natixis RE and Natixis
CMF is the "Seller" with respect to the Mortgage Loans (as defined below).

          The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans") acquired from other entities (the "Other Sellers"), into a trust fund
(the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2007 (the "Pooling and Servicing Agreement"), among the
Purchaser as depositor, Wells Fargo Bank, National Association ("Wells Fargo")
and Midland Loan Services, Inc. as master servicers (each, in such capacity, a
"Master Servicer"), LNR Partners, Inc. as special servicer (the "Special
Servicer"), LaSalle Bank National Association as trustee (the "Trustee") and
Wells Fargo as certificate administrator (the "Certificate Administrator").
Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing
Agreement.

          The Purchaser has entered into an Underwriting Agreement, dated as of
November 1, 2007 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), Natixis
Securities North America Inc. ("Natixis Securities"), Goldman, Sachs & Co.
("Goldman Sachs") and Morgan Stanley & Co. Incorporated ("Morgan Stanley";
Merrill Lynch, Countrywide Securities, Natixis Securities, Goldman Sachs and
Morgan Stanley, collectively, in such capacity, the "Underwriters"), whereby the
Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the
"Publicly-Offered Certificates"). The Purchaser has also entered into a
Certificate Purchase Agreement, dated as of November 1, 2007 (the "Certificate
Purchase Agreement"), with Merrill Lynch for itself and as representative of
Countrywide Securities (together in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining
Certificates (such Certificates, the "Private Certificates").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans being sold by Natixis
RE and Natixis CMF hereunder (collectively, the "Natixis Mortgage Pool") are expected to have an aggregate principal balance of $257,055,928 (the "Natixis
Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Natixis
Mortgage Loan Balance, together with the aggregate principal balance of the
Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool
Balance") of $2,809,835,146 (subject to a variance of plus or minus 5%). The purchase and sale of the Natixis Mortgage Pool shall take place on November 14,
2007 or such other date as shall be mutually acceptable to the parties to this
Agreement (the "Closing Date"). The consideration (the "Purchase Consideration")
for the Mortgage Loans shall be equal to (i) approximately 102.92116% of the
Natixis Mortgage Loan Balance as of the Cut-off Date, plus (ii) $604,605.70, which amount represents the amount of interest accrued on the Natixis Mortgage
Loan Balance, as agreed to by each of Natixis RE and Natixis CMF and the
Purchaser.

          The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, the sub-servicing agreements permitted thereunder and the Servicing Rights Purchase Agreement (as defined in
Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

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          (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the
Closing Date, the documents and instruments specified below with respect to each
Mortgage Loan that are Specially Designated Mortgage Loan Documents and (ii) on
or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the
Closing Date. The Mortgage File with respect to each Mortgage Loan that is a
Serviced Trust Mortgage Loan shall contain the following documents:

               (i) (A) the original executed Mortgage Note for the subject
     Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such
     Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto
     (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-9, Commercial Mortgage
     Pass-Through Certificates, Series 2007-9, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

               (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case
     (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office or, in the case of a MERS Mortgage Loan (as defined below), an original or a copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office, with language noting the presence of the MIN (as defined below) of such Mortgage Loan and language indicating that such Mortgage Loan is a MERS Mortgage Loan;

               (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office or, in the case of a MERS Mortgage Loan, an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case with evidence of recording indicated
     thereon or certified by the applicable recording office, with language noting the presence of the MIN of such Mortgage Loan and language indicating that such Mortgage Loan is a MERS Mortgage Loan;

               (iv) an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for

                                        3

     recording), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
     2007-9, Commercial Mortgage Pass-Through Certificates, Series 2007-9 (or,
     in the case of a Loan Combination, in favor of LaSalle Bank National
     Association, as trustee for the registered holders of ML-CFC Commercial
     Mortgage Trust 2007-9, Commercial Mortgage Pass-Through Certificates,
     Series 2007-9, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank or, in the case of a MERS Mortgage Loan, evidence from MERS indicating the Trustee's ownership of such Mortgage Loan on the MERS(R) System and the Trustee as the
     beneficiary of the assignment(s) of (x) the Mortgage, (y) any related
     Assignment of Leases (if such item is a document separate from the
     Mortgage) and (z) any other recorded document relating to such Mortgage
     Loan otherwise included in the Mortgage File;

               (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
     (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-9,
     Commercial Mortgage Pass-Through Certificates, Series 2007-9 (or, in the
     case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
     2007-9, Commercial Mortgage Pass-Through Certificates, Series 2007-9, and
     in its capacity as lead lender on behalf of the holder(s) of the related
     Non-Trust Loan(s)), or in blank or, in the case of a MERS Mortgage Loan (to the extent not already evidenced pursuant to clause (iv) above), evidence from MERS indicating the Trustee's ownership of the Mortgage Loan on the
     MERS(R) System and the Trustee as beneficiary of the assignment(s) of unrecorded documents related to the Mortgage Loan;

               (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

               (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

               (viii) any filed copies or other evidence of filing of any prior
     UCC Financing Statements in favor of the originator of the subject Mortgage
     Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, a UCC Financing Statement assignment, in form

                                       4

     suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
     2007-9, Commercial Mortgage Pass-Through Certificates, Series 2007-9, as
     assignee (or, in the case of a Loan Combination, in favor of LaSalle Bank
     National Association, as trustee for the registered holders of ML-CFC
     Commercial Mortgage Trust 2007-9, Commercial Mortgage Pass-Through
     Certificates, Series 2007-9, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank or, in the case of a MERS Mortgage Loan, evidence from MERS indicating the Trustee's ownership of such Mortgage Loan on the MERS(R) System and the Trustee as the beneficiary of any effective UCC Financing Statement in favor of the
     Seller on record with the applicable public office for UCC Financing
     Statements;

               (ix) an original or a copy of any Ground Lease, guaranty or ground lessor estoppel;

               (x) an original or a copy of any intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

               (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original form to the Trustee, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage
     Loan;

               (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

               (xiii) if such Trust Mortgage Loan is part of a Loan Combination, an original or a copy of the related Loan Combination Co-Lender Agreement.

          The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

          For purposes of this Section 2(c):

          "MERS" means Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

          "MERS Mortgage Loan" means any Mortgage Loan registered with MERS on the MERS(R) System, as to which MERS is acting as mortgagee, solely as nominee for the Seller and its successors and assigns, which Mortgage Loans are identified on Schedule III hereto.

          "MERS(R) System" means the system of recording transfers of mortgages electronically maintained by MERS.

                                        5

          "MIN" means the mortgage identification number on the MERS(R) System for any MERS Mortgage Loan.

          (d) The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided that, in those instances where the public recording office retains the original assignment of
Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

          If, on the Closing Date as to any MERS Mortgage Loan, the Seller does not deliver written evidence of the Trustee's ownership of such Mortgage Loan on the MERS(R) System showing the Trustee as a beneficiary of the assignment referred to in each of clause (iv) and (v) of the definition of "Mortgage File"
or the UCC Financing Statements referred to in clause (viii) of the definition of "Mortgage File", the Seller may satisfy the delivery requirements of this
Agreement and Section 2.01(b) of the Pooling and Servicing Agreement by
delivering such evidence of ownership within 90 days following the Closing Date;
provided that, during such time, the Seller shall execute any documents requested by the Master Servicer or the Special Servicer with respect to such
MERS Mortgage Loan that, in the reasonable discretion of the Master Servicer or the Special Servicer (exercised in accordance with the Servicing Standard), are necessary to evidence the Trustee's ownership of, or are otherwise required for an immediate servicing need with respect to, such Mortgage Loan.

          (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer in

                                        6

connection with its duties under the Pooling and Servicing Agreement, and (c)
are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of such Master Servicer, to the appropriate sub-servicer);
provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

          (g) On or before the Closing Date, the Seller shall provide to the applicable Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA
Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating
Statement Analysis Report and the CMSA Property File.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is duly organized (as a corporation in the case of
     Natixis RE and, as a limited liability company, in the case of Natixis
     CMF), validly existing and in good standing under the laws of the jurisdiction of organization or formation (New York in the case of Natixis
     RE and Delaware in the case of Natixis CMF) and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and
     (assuming the due authorization, execution and delivery hereof by the
     Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or

                                        7

     moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational or formation documents or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
     Seller or its properties or materially and adversely affect its performance hereunder.

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational or formation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

               (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
     Loans.

               (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and

                                        8

     reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

               (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
     Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
     Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
     Seller.

               (x) The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage
     Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB. For purpose of this Agreement, "Regulation AB" shall mean
     Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R.
     Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities
     Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631 (Jan. 7, 2005)) or by the
     staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

          (c) If the Seller receives written notice of a Document Defect or a
Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or
Breach, provided the Seller receives such notice in a timely manner), if such
Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected
Mortgage Loan (which, for the purposes of this clause (i), shall include an REO
Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing
Agreement) not later than the end of such 90-day period or (ii) substitute a

                                        9

Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the
Closing Date) and pay the applicable Master Servicer for deposit into its
Collection Account any Substitution Shortfall Amount in connection therewith;
provided, however, that, unless the Document Defect or Breach would cause the
Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or
Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Certificate Administrator setting forth the reason(s) such
Document Defect or Breach is not capable of being cured within the initial
90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period.

          A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed
Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller;
provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan
(that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any
Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Certificate Administrator, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a
REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC
Provisions. In the event that one or more of such other

                                       10

Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a
Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or
Breach known to the Seller that existed as of the Closing Date, the Seller shall provide, once every 90 days, the officer's certificate to the Certificate
Administrator described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this
Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the
Certificates therein (subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan
(for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on the Seller's right to cure a Document Defect or
Breach as set forth in this Section 3). The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on
Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 180th day following the Closing
Date.

          To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this Section 3(c)
while the Trustee continues to hold any other Crossed Loans in such Crossed Loan
Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the
Crossed Loan(s) held thereby.

          If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan documents, or, if the related
Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Certificate
Administrator an Opinion of Counsel that such modification shall not cause an
Adverse REMIC Event.

                                       11

          For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

          Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the
Certificate Administrator or the Trust Fund in connection with such release,
(ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or
REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the
Startup Day under the REMIC Provisions and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

          The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the
Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the
Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

          (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the applicable Purchase Price
(as defined in the Pooling and Servicing Agreement) or Substitution Shortfall
Amount(s), as applicable, in the applicable

                                       12

Master Servicer's Collection Account, and, if applicable, the delivery of the
Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute
Mortgage Loan(s) to the Trustee and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master
Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the applicable Master Servicer and the Special
Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

          At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

          (e) This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee (on whose behalf the
Certificate Administrator may act) on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any
representation or warranty set forth in or required to be made pursuant to this
Section 3. Notwithstanding any other provision of this Agreement, the obligation of the Seller to cure a Document Defect or Breach or to repurchase a Mortgage
Loan shall be solely the obligations of Natixis RE and shall not be an obligation of Natixis CMF.

          (f) If, upon any payment in full with respect to any MERS Mortgage
Loan, none of the Trustee, the Master Servicer or any Sub-Servicer of such
Mortgage Loan is registered with MERS and is unable to reflect the release of the related Mortgage on the MERS(R) System, the Seller shall take all necessary action to reflect the release of such Mortgage on the MERS(R) System and shall take such other actions as are necessary to enable the Master Servicer and the
Trustee to comply with the provisions of Section 3.10 of the Pooling and
Servicing Agreement and any other provisions relating to the release of the
Mortgage Loan or the related Mortgage File.

                                       13

          SECTION 4. Representations, Warranties and Covenants of the Purchaser.
In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

          (e) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                                       14

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Thacher Proffitt & Wood LLP on the
Closing Date. The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement shall be true and correct in all material respects as of the Closing
Date;

          (b) All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and such Master Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

                                       15

          (f) One or more letters from the independent accounting firm of Ernst
& Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus
Supplement (as defined in Section 6(d) of this Agreement), respectively, shall have been delivered; and

          (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of November 1, 2007, among the
Seller, the Other Sellers, the Purchaser, the Underwriters and the Initial
Purchasers.

          Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the
Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) (i) This Agreement duly executed by the Purchaser and the Seller,
(ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer (such agreement(s), individually or collectively, as the case may be, the "Servicing
Rights Purchase Agreement");

          (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Free Writing
Prospectus (when read together with the free writing prospectus which was distributed to prospective investors in the Certificates by e-mail on November
1, 2007), as of the Time of Sale

                                       16

or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions
(as defined below) of the Prospectus Supplement and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the
Prospectus Supplement, as of the date of the Prospectus Supplement or as of the
Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage
Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the Memorandum (pursuant to which certain classes of the Private
Certificates are being privately offered) and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the
Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

          The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 to the Free Writing Prospectus, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-1(YM) to the Free Writing Prospectus entitled "Yield Maintenance Formulas" (insofar as the information contained in Annex A-1(YM) relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Free Writing Prospectus, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Free Writing Prospectus entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Free Writing Prospectus, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Free Writing Prospectus (insofar as such CD-ROM is consistent with Annex A-1, Annex A-1(YM), Annex A-2 and/or Annex B and only insofar as the information contained therein relates to the Mortgage Loans sold by the Seller hereunder), and the following sections of the Free Writing Prospectus (only to the extent that any such information relates to the Seller (solely in its capacity as a seller, sponsor or originator of the Mortgage Loans sold by the
Seller hereunder), or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other
Mortgage Loans): "Summary of Offering Prospectus--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Offering Prospectus--The
Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related
to the Mortgage Loans", "Description of the Mortgage Pool", "Transaction
Participants--The Sponsors" and "Affiliations and Certain Relationships and
Related Transactions".

          The "Specified Portions" of the Prospectus Supplement shall consist of
Annex A-1 to the Prospectus Supplement, entitled "Certain Characteristics of the
Mortgage Loans"

                                       17

(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-1(YM) to the Prospectus Supplement entitled "Yield Maintenance Formulas" (insofar as the information contained in
Annex A-1(YM) relates to the Mortgage Loans sold by the Seller hereunder), Annex
A-2 to the Prospectus Supplement, entitled "Certain Statistical Information
Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex B to the
Prospectus Supplement entitled "Certain Characteristics Regarding Multifamily
Properties" (insofar as the information contained in Annex B relates to the
Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus
Supplement, entitled "Description of the Ten Largest Mortgage Loans" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the
Seller hereunder), the CD-ROM which accompanies the Prospectus Supplement
(insofar as such CD-ROM is consistent with Annex A-1, Annex A-1(YM), Annex A-2 and/or Annex B and only insofar as the information contained therein related to the Mortgage Loans sold by the Seller hereunder), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller (solely in its capacity as a seller, sponsor or originator of the
Mortgage Loans sold by the Seller hereunder), or the Mortgage Loans sold by the
Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and
Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Prospectus Supplement--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Prospectus Supplement--The
Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related
to the Mortgage Loans", "Description of the Mortgage Pool", "Transaction
Participants--The Sponsors" and "Affiliations and Certain Relationships and
Related Transactions".

          The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

          For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

          "Free Writing Prospectus" means the Offering Prospectus dated October
25, 2007, and relating to the Publicly Offered Certificates.

          "Memorandum" means the confidential Private Placement Memorandum dated
November 1, 2007, and relating to the Private Certificates;

          "Prospectus" means the prospectus dated May 10, 2007.

          "Prospectus Supplement" means the prospectus supplement dated November
1, 2007, that supplements the Prospectus and relates to the Publicly-Offered
Certificates; and

          "Time of Sale" means November 1, 2007, at 11:10 a.m.

          (e) Each of: (i) the resolutions of the Seller's board of directors
(or equivalent body) or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the organizational or formation documents and bylaws of the Seller, and (iii) an original or a copy of a certificate of good standing (or equivalent certification) of the

                                       18

Seller issued by the appropriate office in the jurisdiction of its organization or formation not earlier than 30 days prior to the Closing Date;

          (f) A written opinion of counsel for the Seller relating to organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Certificate Administrator, the
Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

          SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection
Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such

                                       19

property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller
does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the
Seller.

          SECTION 9. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller (that arise from its role as sponsor with respect to the Mortgage Loans), reasonably determined in good faith by the
Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the
Trust Fund (in formatting reasonably appropriate for inclusion in such form)
insofar as such disclosure is required under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the
Seller (that arise from its role as sponsor with respect to the Mortgage Loans), described under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K to
the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two (2) business days following the occurrence of such event if such event is reportable under Item 1.03 to Form
8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust Fund will terminate upon the Trustee filing a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the
reporting requirements with respect to the Trust Fund under the Securities
Exchange Act of 1934, as amended (the "1934 Act"), have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports on Form
8-K, Form 10-D or Form 10-K with respect to the Trust Fund as required under the
1934 Act and any applicable rules promulgated thereunder and as required under
Regulation AB.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received, in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

                                       20

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT AND
THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL
BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO HEREBY
WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY
ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE,
RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY.

          SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 17. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the

                                       21

successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

          SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

          SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto)
is made with respect to a Person's "knowledge," such statement refers to such
Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

          SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                           [SIGNATURE PAGES TO FOLLOW]

                                       22

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        NATIXIS REAL ESTATE CAPITAL INC.

                                        By: /s/ Scott Douglass
                                            ------------------------------------
                                            Name: Scott Douglass
                                            Title: Managing Director

                                        By: /s/ Gregory A. Murphy
                                            ------------------------------------
                                            Name: Gregory A. Murphy
                                            Title: Managing Director

                                        SELLER

                                        NATIXIS COMMERCIAL MORTGAGE FUNDING, LLC

                                        By: /s/ Bernard J. Angelo
                                            ------------------------------------
                                            Name: Bernard J. Angelo
                                            Title: Senior Vice President

                                        PURCHASER

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By: /s/ David M. Rodgers
                                            ------------------------------------
                                            Name: David M. Rodgers
                                            Title: Executive Vice President

                    NATIXIS MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

Seller:

Address for Notices:

Natixis Real Estate Capital Inc.
9 West 57th Street, 36th Floor
New York, NY 10019
Attention: Albert Zakes

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitizations

and to:

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel

                    NATIXIS MORTGAGE LOAN PURCHASE AGREEMENT

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

          For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust
Loan pursuant to a Loan Combination Co-Lender Agreement). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing
Agreement; and provided, further that, if the related Mortgage and/or Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the
Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

          3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such
Mortgage Loan in November 2007, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

                                       I-1

          4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy
(or, if not yet issued, referred to in a pro forma title policy, a "marked-up"
commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related
Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized
Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan
Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged
Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such
Mortgage executed and delivered in favor of the Trustee is in recordable form
(but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee; provided that, if the related Mortgage and/or
Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the
Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

          5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform

                                       I-2

certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any
Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the
Trustee; provided that, if the related Mortgage and/or Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non-Trust Loan with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the
Mortgagor is the landlord, covered by the related Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) October 12, 2007 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such
Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related
Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

          7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its
Value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the

                                       I-3

related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage
Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy, a"marked up" commitment binding on the title insurer or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue the title insurance policy) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such
Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property and is not secured by a single Mortgage, each related Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured (except with respect to the rights of the holder of any Non-Trust
Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs) without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the

                                       I-4

satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged
Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism provided that such insurance is generally available at commercially reasonable rates.

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such
Mortgage Loan.

          12. Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related
Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related

                                       I-5

Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action"
letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related
Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects.
To the Seller's actual knowledge and without inquiry beyond the related
Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such
Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the lesser of (a) the amount estimated in such Environmental Report as sufficient to pay the costs of such remediation or (b) the principal balance of the Mortgage
Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged
Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the
Mortgagor in connection with such Mortgage Loan.

          13. Loan Document Status. Each Mortgage Note, Mortgage and each other agreement executed by or on behalf of the related Mortgagor with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse

                                       I-6

provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage
Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such
Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in
California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties

                                       I-7

in the same area or earthquake zone. Each Mortgaged Property located within
Florida or within 25 miles of the coast of North Carolina, South Carolina,
Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least 10 days'
prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured.
Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best
Company of not less than "A-minus: V" (or the equivalent) and, if rated by
Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related
Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged
Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan;
and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation
18 below).

          Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

          15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to

                                       I-8

the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged
Property).

          18. Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

          (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related
     Mortgage in accordance with the provisions of such Ground Lease;

          (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
     Encumbrances;

          (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

          (iv) such Ground Lease is in full force and effect, and, to the
     Seller's knowledge, no material default has occurred under such Ground
     Lease;

          (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and
     such Ground

                                       I-9

     Lease further provides that no notice of termination given under such
     Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground
     Lease;

          (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such
     Mortgage Loan, or (ii) has an original term which does not end prior to the
     5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty
     (20) years beyond the Stated Maturity Date of such Mortgage Loan;

          (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such
     Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

          (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties)
     with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

                                      I-10

          19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Accordingly, each Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and
either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such
Mortgage Loan at the time the Mortgage Loan was (a) originated or modified
(within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b)
contributed to the Trust Fund, or (2) substantially all of the proceeds of such
Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the
Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage
Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property
(other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

          22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged

                                      I-11

Property, would materially and adversely affect the Value of the Mortgaged
Property as security for such Mortgage Loan or the current ability of the
Mortgagor to pay principal, interest or any other amounts due under such
Mortgage Loan.

          23. Other Mortgage Liens. Except with respect to another Mortgage Loan
(which will also be an asset of the Trust Fund) cross collateralized with a
Mortgage Loan, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as indicated in the preceding sentence and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related
Mortgage. The related Mortgage Loan documents require the Mortgagor under each
Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

          24. No Mechanics' Liens. As of the date of origination, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the
Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchisee or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any Crossed
Loan Group, the sum

                                      I-12

of the amounts of the respective Mortgages recorded on the related Mortgaged
Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related
Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and
provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

          29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

          30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related
Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating
Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage
Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

          31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          32. Inspection. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

                                      I-13

          33. No Material Default. To the Seller's knowledge, after due inquiry consistent with the inquiry a reasonably prudent commercial mortgage lender would conduct under similar circumstances, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

          34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

          35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the
Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor with respect to a Mortgage Loan that is cross-collateralized and cross-defaulted with the subject Mortgage Loan)
and, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

          36. Whole Loan. Each Mortgage Loan is a whole loan (which term includes any Mortgage Loan that is part of a Loan Combination, but does not include any related Non-Trust Loan) and not a participation interest in a mortgage loan.

                                      I-14

          37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

          38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

          39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee; provided that, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or
UCC Financing Statement in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of
MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC Financing Statements are required in order to effect such perfection.

          40. Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any,

                                      I-15

constitute "customary prepayment penalties" within meaning of Treasury
Regulations Section 1.860G-1(b)(2).

          41. Commencement of Amortization. Unless such Mortgage Loan provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date.

          42. Servicing Rights. Except as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

          43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such
Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related
Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

          44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

          45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

          46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

                                      I-16

          47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

          48. Grace Period. With respect to each Mortgage Loan, the related
Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than 15 days from the applicable Due Date or five (5)
days from notice to the related Mortgagor of the default.

          49. Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

          (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the
"pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

          (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property; in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

          50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

          51. Servicing. The servicing and collection practices with respect to each Mortgage Loan have, in all material respects, met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

          52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

          53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-17

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

Note: The Mortgage Loans known as Cayre Portfolio (with respect to Shops at
Chevy Chase and Laurel Lakes properties), Bay Tree Self Storage Portfolio and
Hollinswood Shopping Center are structured with the related promissory note secured by a guaranty agreement (rather than a deed of trust), which guaranty agreement from the related property owner, in favor of the lender covers all of the obligations under the related promissory note. All of the obligations under the related guaranty agreement are secured by an indemnity deed of trust
("IDOT"). With respect to certain of the representation and warranties, with respect to these Mortgage Loans, statements regarding the borrower relate to the guarantor, as the owner of the respective Mortgaged Property.

LOAN NAME: CAYRE PORTFOLIO
[$51,000,000]                                       EXCEPTION
------------------------------   -----------------------------------------------
Exception to Representation      The related loan documents permit the borrower
28-RELEASES                      to obtain the release of any of the individual
                                 properties from the lien of the mortgage
                                 through partial defeasance upon the
                                 satisfaction of certain conditions specified in
                                 the loan documents, including without
                                 limitation (i) the transfer of the release
                                 parcel to a bona-fide unaffiliated third party;
                                 (ii) no event of default has occurred and is
                                 continuing; (iii) partial defeasance of the
                                 principal in an amount equal to 125% of the
                                 allocated loan amount of the individual
                                 property; (iv) after giving effect to such
                                 release, the debt service coverage ratio is not
                                 less than the greater of (a) the debt service
                                 coverage ratio immediately preceding such
                                 release and (b) 1.25:1 and (v) after giving
                                 effect to such release, the loan to value ratio
                                 is less than the lesser of (a) the loan to
                                 value ratio immediately preceding such release
                                 and (b) 70%.

Exception to Representation 34   The borrower may incur future mezzanine
DUE ON SALE                      financing, subject to conditions including, but
                                 not limited to, (i) a combined DSCR of not less
                                 than 1.05x on the date that such mezzanine debt
                                 is incurred, (ii) a combined LTV ratio of not
                                 more than 85%; (iii) no event of default has
                                 occurred and is continuing and (iv) delivery of
                                 confirmation in writing from each applicable
                                 rating

                                      I-A-1

                                 agency that the incurrence of such debt will
                                 not result in a qualification, downgrade or
                                 withdrawal of any rating assigned to the
                                 certificates.

LOAN NAME: UPPER EAST SIDE
LOFTS [$22,500,000]                                 EXCEPTION
------------------------------   -----------------------------------------------
Exception to Representation      Insurance policies are required to be issued by
14-INSURANCE                     insurers with rating of A:VII from A.M. Best
                                 Company or BBB (or the equivalent) or better
                                 from Standard & Poor's Rating Services, a
                                 division of The McGraw-Hill Companies, Inc.,
                                 Fitch, Inc. or Moody's Investor Services, Inc.

Exception to Representation      (iii) The ground lease cannot be assigned to
18-GROUND LEASE                  third parties without lessor's consent, which
                                 consent shall not be unreasonably withheld
                                 subject to satisfaction of certain conditions,
                                 including (i) providing ground lessor with
                                 complete and accurate information in connection
                                 with the conveyance and (ii) payment to ground
                                 lessor of the amount equal to one-half of one
                                 percent of the consideration received by ground
                                 lessee for such conveyance. Ground lessor may
                                 not withhold consent to assignment to third
                                 parties after lender's foreclosure where the
                                 transferee (i) has a net worth of at least
                                 $6,000,000.00, (ii) the transferee owns or
                                 manages commercial real estate properties and
                                 (iii) if the transfer occurs during the
                                 construction of improvements, (a) the net worth
                                 of the guarantor exceeds $20,000,000.00 and (b)
                                 the manager to be used for the management of
                                 the construction project is in the business of
                                 managing and constructing similar types of
                                 commercial developments.

                                 (v) The Lender shall have 40 days after service
                                 of notice to cure such default or initiate
                                 foreclosure proceedings.

                                 (x) The ground lease cannot be sublet (other
                                 than to end users) without lessor's consent,
                                 which consent shall not be unreasonably
                                 withheld subject to the satisfaction of the
                                 conditions set forth in the ground lease.

                                      I-A-2

                                 (xi) Lender's prior consent is only required
                                 for material modifications or amendments to the
                                 ground lease.

Exception to Representation      The related loan documents permit the borrower
28-RELEASES                      to obtain the release of an unimproved parcel
                                 of the Mortgaged Property from the lien of the
                                 mortgage upon the satisfaction of certain
                                 conditions specified in the loan documents,
                                 including without limitation (i) the transfer
                                 of the release parcel to a bona-fide
                                 unaffiliated third party; (ii) no event of
                                 default has occurred and is continuing and
                                 (iii) the debt service coverage ratio at the
                                 time of such partial release and immediately
                                 thereafter is not less than the debt service
                                 coverage ratio immediately preceding such
                                 partial release.

LOAN NAME: KRG PORTFOLIO
[$10,220,000]                                       EXCEPTION
------------------------------   -----------------------------------------------
Exception to Representation      The related loan documents permit the borrower
28-RELEASES                      to obtain the release of any of 3 properties
                                 from the lien of the mortgage upon the
                                 satisfaction of certain conditions specified in
                                 the loan documents, including without
                                 limitation (i) the transfer of the release
                                 parcel to a bona-fide unaffiliated third party;
                                 (ii) no event of default has occurred and is
                                 continuing; (iii) payment of the allocated
                                 release amount and yield maintenance premium
                                 and (iv) at the time of such partial release,
                                 the debt service coverage ratio is not less
                                 than the greater of (a) the debt service
                                 coverage ratio immediately preceding such
                                 partial release and (b) 1.20:1.

LOAN NAME: -CROWN HEIGHTS
PORTFOLIO [$9,544,000]                              EXCEPTION
------------------------------   -----------------------------------------------
Exception to Representation      The related loan documents permit the borrower
28-RELEASES                      to obtain the release of any of the individual
                                 properties from the lien of the mortgage upon
                                 the satisfaction of certain conditions
                                 specified in the loan documents, including
                                 without limitation (i) no event of default has
                                 occurred and is continuing; (ii)

                                      I-A-3

                                 prepayment of the Mortgage Loan in an allocated
                                 release amount equal to the greater of (a) 100%
                                 of the net sale proceeds of the sale of the
                                 release parcel or (b) 120% of the allocated
                                 loan amount for the release parcel and (iv)
                                 after giving effect to such partial release,
                                 the debt service coverage ratio is not less
                                 than the greater of (a) the debt service
                                 coverage ratio immediately preceding such
                                 partial release and (b) the debt service
                                 coverage ratio at origination.

LOAN NAME: -COLLEGIATE SQUARE
[$8,200,000]                                        EXCEPTION
------------------------------   -----------------------------------------------
Exception to Representation 18   After lender's interest in the ground lease is
GROUND LEASE                     assigned to a third party (including a
                                 purchaser in foreclosure), ground lessor's
                                 consent for further assignments will be
                                 required.

LOAN NAME: FORUM PLAZA
[$4,350,000]                                        EXCEPTION
------------------------------   -----------------------------------------------
Exception to Representation      The related loan documents permit the borrower
28-RELEASES                      to obtain the release of unimproved land from
                                 the lien of the mortgage upon the satisfaction
                                 of certain conditions specified in the loan
                                 documents, including without limitation (a)
                                 immediately after such partial release, the
                                 loan-to-value ratio for the remaining portion
                                 of the Mortgaged Property does not exceed the
                                 loan-to-value ratio at origination and (b) the
                                 debt service coverage ratio is not less than
                                 1.35:1.

LOAN NAME: 8280 MELROSE PLACE
[$3,760,000]                                        EXCEPTION
------------------------------   -----------------------------------------------
Exception to Representations     Lender has not yet received confirmation that a
17 AND 26 - LOCAL LAW            certificate of occupancy has been issued for
COMPLIANCE / LICENSES AND        the current tenant. However, a necessary permit
PERMITS                          from the city that precedes the issuance of
                                 certificate of occupancy has been issued and
                                 received.

Exception to Representation      The related loan documents permit a future
34 DUE ON SALE                   pledge of all equity interests in borrower by
                                 the members of borrower to secure the
                                 obligations under the credit

                                      I-A-4

                                 agreement between lender and affiliates of the
                                 borrower.

Exception to Representation 43   Liability under the guaranty of recourse
RECOURSE                         obligations is capped at $3,000,000.

LOAN NAME: LEGACY AT TARA
[$3,260,000]                                        EXCEPTION
------------------------------   -----------------------------------------------
Exception to Representations     Lender accepted Law and Ordinance insurance
17 - LOCAL LAW COMPLIANCE        coverage for legal non-conformity with a
                                 $1,000,000 coverage limit based on damage
                                 threshold of more than 50% of the replacement
                                 cost of the complex (the equivalent of 6
                                 buildings) and the ability to pay down the loan
                                 from loss proceeds on buildings that cannot be
                                 rebuilt due to density.

                                      I-A-5

                             ANNEX B (TO SCHEDULE I)

MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED
    IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
         RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

                                      NONE.

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

                                      NONE.

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                    Attached

MLCFC 2007-9:  NATIXIS MORTGAGE LOAN SCHEDULE

                                                                 LOAN /                PROPERTY
LOAN #  LOAN GROUP  PROPERTY NAME                                PROPERTY  ORIGINATOR  TYPE
-------------------------------------------------------------------------------------------------------------

  7         1       Cayre Portfolio                              Loan      Natixis     Various
 7.01       1       Car Barn                                     Property  Natixis     Office
 7.02       1       Shops at Chevy Chase                         Property  Natixis     Retail
 7.03       1       614 - 618 King Street                        Property  Natixis     Mixed Use
 7.04       1       Laurel Lakes                                 Property  Natixis     Office
  26        1       Upper East Side Lofts                        Loan      Natixis     Multifamily
  38        1       3M Building Fairview                         Loan      Natixis     Industrial
  40        1       Hollinswood Shopping Center                  Loan      Natixis     Retail
  49        1       Hampton Inn & Suites - Herndon, VA           Loan      Natixis     Hospitality
  53        1       Bay Tree Self Storage Portfolio 2            Loan      Natixis     Self Storage
53.01       1       Salisbury                                    Property  Natixis     Self Storage
53.02       1       Easton                                       Property  Natixis     Self Storage
53.03       1       Kent Island                                  Property  Natixis     Self Storage
  56        1       Hilton Garden Inn Atlanta East/Stonecrest    Loan      Natixis     Hospitality
  57        1       Hampton Inn Williamsburg                     Loan      Natixis     Hospitality
  58        1       KRG Portfolio - Atlanta, GA                  Loan      Natixis     Office
58.01       1       Satellite Court                              Property  Natixis     Office
58.02       1       Brookside Court                              Property  Natixis     Office
58.03       1       Barrett Court                                Property  Natixis     Office
  65        1       Crown Heights Portfolio                      Loan      Natixis     Various
65.01       1       738-742 Nostrand Avenue, 822-830 Park Place  Property  Natixis     Mixed Use
65.02       1       818-822 Nostrand Avenue                      Property  Natixis     Mixed Use
65.03       1       850-854 Nostrand, 1214-1216 Union            Property  Natixis     Retail
65.04       1       758 Nostrand Avenue                          Property  Natixis     Mixed Use
65.05       1       752 Nostrand Avenue                          Property  Natixis     Mixed Use
65.06       1       780 Nostrand Avenue                          Property  Natixis     Mixed Use
65.07       1       804 Nostrand Avenue                          Property  Natixis     Mixed Use
  75        2       Gardens on Prairie Rose                      Loan      Natixis     Multifamily
  76        1       Collegiate Square                            Loan      Natixis     Mixed Use
  78        1       Roper Mountain Office                        Loan      Natixis     Office
  81        2       Balboa Ranch Apartments                      Loan      Natixis     Multifamily
  84        1       Port St. Lucie Retail                        Loan      Natixis     Retail
  87        2       Hidden Springs Country Club                  Loan      Natixis     Manufactured Housing
  88        1       Pecan Plaza Shopping Center                  Loan      Natixis     Retail
 102        1       Herndon Parkway Crossing                     Loan      Natixis     Retail
 123        1       Lifestyle Family Fitness - Orange Park       Loan      Natixis     Retail
 129        1       Country Inn & Suites Dulles                  Loan      Natixis     Hospitality
 130        1       Evergreen Plaza                              Loan      Natixis     Retail
 135        1       Forum Plaza                                  Loan      Natixis     Retail
 144        1       Seville Plaza                                Loan      Natixis     Retail
 154        1       8280 Melrose Avenue                          Loan      Natixis     Retail
 165        2       Legacy at Tara                               Loan      Natixis     Multifamily
 188        1       La-Z-Boy - Scranton, PA                      Loan      Natixis     Retail

                                                                                                                  ZIP
LOAN #  STREET ADDRESS                                         CITY                COUNTY                 STATE   CODE
-------------------------------------------------------------------------------------------------------------------------

  7     Various                                                Various             Various               Various  Various
 7.01   3600 M St. NW                                          Washington          District of Columbia  DC       20007
 7.02   6831 Wisconsin Avenue                                  Chevy Chase         Montgomery            MD       20815
 7.03   614-618 King Street & 108-112 South Washington Street  Alexandria          Alexandria            VA       22314
 7.04   8003 Laurel Lakes Court                                Laurel              Prince George's       MD       20707
  26    6438 Folsom Boulevard                                  Sacramento          Sacramento            CA       95819
  38    1211 Fairview Drive                                    DeKalb              Dekalb                IL       60115
  40    2101-2201 West Patapsco Avenue                         Baltimore           Baltimore             MD       21230
  49    435 Herndon Parkway                                    Herndon             Fairfax               VA       20170
  53    Various                                                Various             Various               MD       Various
53.01   1326 North Salisbury Boulevard                         Salisbury           Wicomico              MD       21801
53.02   8627 Ocean Gateway                                     Easton              Talbot                MD       21601
53.03   461 Pullman Crossing                                   Grasonville         Queen Anne's          MD       21638
  56    7890 Mall Ring Road                                    Lithonia            Dekalb                GA       30038
  57    911 Capitol Landing Road                               Williamsburg        York                  VA       23185
  58    Various                                                Various             Various               GA       Various
58.01   2250 Satellite Boulevard                               Duluth              Gwinnett              GA       30097
58.02   4625 Alexander Drive                                   Alpharetta          Fulton                GA       30022
58.03   1925 Vaughn Road                                       Kennesaw            Cobb                  GA       30144
  65    Various                                                Brooklyn            Kings                 NY       Various
65.01   738-742 Nostrand Avenue, 822-830 Park Place            Brooklyn            Kings                 NY       11216
65.02   818-22 Nostrand Avenue                                 Brooklyn            Kings                 NY       11216
65.03   850 Nostrand Avenue                                    Brooklyn            Kings                 NY       11225
65.04   758 Nostrand Avenue                                    Brooklyn            Kings                 NY       11216
65.05   752 Nostrand Avenue                                    Brooklyn            Kings                 NY       11216
65.06   780 Nostrand Avenue                                    Brooklyn            Kings                 NY       11216
65.07   804 Nostrand Avenue                                    Brooklyn            Kings                 NY       11216
  75    4711 Prairie Rose Drive                                Roscoe              Winnebago             IL       61073
  76    400 Turner Street                                      Blacksburg          Montgomery            VA       24060
  78    430 & 440 Roper Mountain Road                          Greenville          Greenville            SC       29615
  81    8545 Balboa Boulevard                                  Northridge          Los Angeles           CA       91325
  84    7131 South US Highway 1                                Port St. Lucie      St. Lucie             FL       34952
  87    15500 Bubbling Wells Road                              Desert Hot Springs  Riverside             CA       92240
  88    2813-2899 Dulles Avenue                                Missouri City       Fort Bend             TX       77459
 102    905 Herndon Parkway                                    Herndon             Fairfax               VA       20170
 123    1731 Wells Road                                        Orange Park         Clay                  FL       32073
 129    45620 Falke Plaza                                      Sterling            Loudoun               VA       20166
 130    1 - 13 Palmer Avenue                                   Corinth             Saratoga              NY       12822
 135    8510-8720 North West 44th Street                       Sunrise             Broward               FL       33351
 144    8600 W. 159th Street                                   Orland Park         Cook                  IL       60462
 154    8280 Melrose Avenue                                    Los Angeles         Los Angeles           CA       90046
 165    6754 Tara Boulevard                                    Jonesboro           Clayton               GA       30236
 188    919 Viewmont Drive                                     Scranton            Lackawanna            PA       18519

        CUT-OFF DATE   ORIGINAL    MONTHLY P&I DEBT  ANNUAL P&I DEBT  INTEREST     PRIMARY        MASTER        TRUSTEE AND
LOAN #  BALANCE ($)   BALANCE ($)     SERVICE ($)      SERVICE ($)     RATE %   SERVICING FEE  SERVICING FEE  PAYING AGENT FEE
--------------------------------------------------------------------------------------------------------------------------------

  7      50,968,450   51,000,000      340,503.92      4,086,047.04     7.0350       0.010          0.010          0.00089
 7.01    19,368,011   19,380,000
 7.02    12,487,270   12,495,000
 7.03    12,385,333   12,393,000
 7.04     6,727,835    6,732,000
  26     22,500,000   22,500,000      136,639.63      1,639,675.56     6.1200       0.010          0.010          0.00089
  38     14,500,000   14,500,000       68,794.44        825,533.28     5.6000       0.010          0.010          0.00089
  40     13,200,000   13,200,000       85,233.47      1,022,801.64     6.0230       0.010          0.010          0.00089
  49     11,190,000   11,190,000       76,889.56        922,674.72     6.6900       0.010          0.010          0.00089
  53     10,475,864   10,500,000       73,944.10        887,329.20     6.9600       0.010          0.010          0.00089
53.01     3,623,726    3,632,075
53.02     3,557,840    3,566,038
53.03     3,294,297    3,301,887
  56     10,400,000   10,400,000       71,194.11        854,329.32     6.9500       0.010          0.010          0.00089
  57     10,274,456   10,300,000       69,804.00        837,648.00     6.5400                      0.010          0.00089
  58     10,220,000   10,220,000       66,558.69        798,704.28     6.7900       0.010          0.010          0.00089
58.01     4,470,000    4,470,000
58.02     3,150,000    3,150,000
58.03     2,600,000    2,600,000
  65      9,544,000    9,544,000       54,822.33        657,867.96     6.7800       0.010          0.010          0.00089
65.01     2,554,966    2,554,966
65.02     2,415,468    2,415,468
65.03     1,893,962    1,893,962
65.04       922,274      922,274
65.05       741,816      741,816
65.06       523,379      523,379
65.07       492,135      492,135
  75      8,200,000    8,200,000       51,425.79        617,109.48     6.4250       0.010          0.010          0.00089
  76      8,200,000    8,200,000       54,554.80        654,657.60     7.0000       0.010          0.010          0.00089
  78      8,060,000    8,060,000       51,635.71        619,628.52     6.6300       0.010          0.010          0.00089
  81      7,950,000    7,950,000       47,409.01        568,908.12     5.9500       0.010          0.010          0.00089
  84      7,819,810    7,860,000       51,641.29        619,695.48     6.2070       0.010          0.010          0.00089
  87      7,600,000    7,600,000       47,205.54        566,466.48     6.3300       0.010          0.010          0.00089
  88      7,580,904    7,600,000       46,794.51        561,534.12     6.2500       0.010          0.010          0.00089
 102      6,400,000    6,400,000       37,412.16        448,945.92     6.2130       0.010          0.010          0.00089
 123      4,926,807    4,945,000       33,327.22        399,926.64     6.4800       0.010          0.010          0.00089
 129      4,644,836    4,650,000       31,951.43        383,417.16     6.6900       0.010          0.010          0.00089
 130      4,600,000    4,600,000       28,084.09        337,009.08     6.1700       0.010          0.010          0.00089
 135      4,350,000    4,350,000       28,561.87        342,742.44     6.8700       0.010          0.010          0.00089
 144      4,000,000    4,000,000       25,917.34        311,008.08     6.7400       0.010          0.010          0.00089
 154      3,728,117    3,760,000       22,765.98        273,191.76     6.0920       0.010          0.010          0.00089
 165      3,242,683    3,260,000       19,650.27        235,803.24     6.0500       0.010          0.010          0.00089
 188      2,480,000    2,480,000       16,908.22        202,898.64     6.6050       0.010          0.010          0.00089

                                  NET                      MONTHLY
        SUB SERVICIN   ADMIN.  MORTGAGE    ACCRUAL         PAYMENT  REM.    MATURITY/   AMORT
LOAN #    FEE RATE     FEE %    RATE %      TYPE     TERM    DATE   TERM    ARD DATE     TERM      REM. AMORT  TITLE TYPE
-----------------------------------------------------------------------------------------------------------------------------

  7                   0.02089   7.01411  Actual/360   120     5      119    10/5/2017    360          359       Fee
 7.01                                                                                                           Fee
 7.02                                                                                                           Fee
 7.03                                                                                                           Fee
 7.04                                                                                                           Fee
  26                  0.02089   6.09911  Actual/360   120     5      118     9/5/2017    360          360       Leasehold
  38                  0.02089   5.57911  Actual/360   120     5      119    10/5/2017     0            0        Fee
  40                  0.02089   6.00211  Actual/360   120     5      115     6/5/2017    300          300       Fee
  49                  0.02089   6.66911  Actual/360   120     5      120    11/5/2017    300          300       Fee
  53                  0.02089   6.93911  Actual/360   120     5      118     9/5/2017    300          298       Fee
53.01                                                                                                           Fee
53.02                                                                                                           Fee
53.03                                                                                                           Fee
  56                  0.02089   6.92911  Actual/360   120     5      120    11/5/2017    324          324       Fee
  57       0.0300     0.04089   6.49911  Actual/360   120     1      118     9/1/2017    300          298       Fee
  58                  0.02089   6.76911  Actual/360   120     5      118     9/5/2017    360          360       Fee
58.01                                                                                                           Fee
58.02                                                                                                           Fee
58.03                                                                                                           Fee
  65                  0.02089   6.75911  Actual/360   84      7       80     7/7/2014     0            0        Fee
65.01                                                                                                           Fee
65.02                                                                                                           Fee
65.03                                                                                                           Fee
65.04                                                                                                           Fee
65.05                                                                                                           Fee
65.06                                                                                                           Fee
65.07                                                                                                           Fee
  75                  0.02089   6.40411  Actual/360   120     5      119    10/5/2017    360          360       Fee
  76                  0.02089   6.97911  Actual/360   120    10      119   10/10/2017    360          360       Fee/Leasehold
  78                  0.02089   6.60911  Actual/360   120     5      117     8/5/2017    360          360       Fee
  81                  0.02089   5.92911  Actual/360   120     5      118     9/5/2017    360          360       Fee
  84                  0.02089   6.18611  Actual/360   120     5      116     7/5/2017    300          296       Fee
  87                  0.02089   6.30911  Actual/360   120     5      117     8/5/2017    360          360       Fee
  88                  0.02089   6.22911  Actual/360   120     5      117     8/5/2017    360          357       Fee
 102                  0.02089   6.19211  Actual/360   120     5      120    11/5/2017    420          420       Fee
 123                  0.02089   6.45911  Actual/360   120     5      117     8/5/2017    300          297       Fee
 129                  0.02089   6.66911  Actual/360   120     5      119    10/5/2017    300          299       Fee
 130                  0.02089   6.14911  Actual/360   120     5      117     8/5/2017    360          360       Fee
 135                  0.02089   6.84911  Actual/360   120     5      117     8/5/2017    360          360       Fee
 144                  0.02089   6.71911  Actual/360   120     5      119    10/5/2017    360          360       Fee
 154                  0.02089   6.07111  Actual/360   120     7      111     2/7/2017    360          351       Fee
 165                  0.02089   6.02911  Actual/360   120     1      114     5/1/2017    360          354       Fee
 188                  0.02089   6.58411  Actual/360   120     5      118     9/5/2017    300          300       Fee

                                                                                    PARTIAL
                       ARD        ENVIRONMENTAL       CROSS         CROSS          DEFEASANCE     LETTER OF
LOAN #  ARD LOAN     STEP UP        INSURANCE       DEFAULTED  COLLATERALIZED        ALLOWED       CREDIT
-----------------------------------------------------------------------------------------------------------

  7                                  No                                               Yes
 7.01                                No
 7.02                                No
 7.03                                No
 7.04                                No
  26                                 No
  38                                 No                                               Yes
  40                                 No
  49                                 No                                               Yes
  53                                 No                                               Yes
53.01                                No
53.02                                No
53.03                                No
  56                                 No                                               Yes
  57                                 No                                               Yes
  58                                 No
58.01                                No
58.02                                No
58.03                                No
  65                                 No
65.01                                No
65.02                                No
65.03                                No
65.04                                No
65.05                                No
65.06                                No
65.07                                No
  75                                 No                                               Yes
  76                                 No                                               Yes
  78                                 No                                               Yes       Yes
  81                                 No                                               Yes
  84                                 No                                               Yes
  87                                 No                                               Yes
  88                                 No                                               Yes
 102                                 No                                               Yes
 123                                 No                                               Yes
 129                                 No                                               Yes
 130                                 No                                               Yes
 135                                 No                                               Yes
 144                                 No
 154                                 No
 165                                 No                                               Yes
 188                                 No                                               Yes

                                                               UPFRONT         UPFRONT         UPFRONT         UPFRONT
                      LOCKBOX                   HOLDBACK     ENGINEERING        CAPEX           TI/LC          RE TAX
LOAN #                   TYPE                     AMOUNT      RESERVE ($)     RESERVE ($)     RESERVE ($)     RESERVE ($)
-----------------------------------------------------------------------------------------------------------------------------

  7     Hard                                                         1,875                                          59,142
 7.01
 7.02
 7.03
 7.04
  26    None at Closing, Springing Hard
  38    None at Closing, Springing Hard
  40    None at Closing, Springing Hard                            128,125                                         133,246
  49    None at Closing, Springing Hard            500,000                                                          27,954
  53    Soft                                       500,000                           1,819           5,000          87,447
53.01
53.02
53.03
  56    None at Closing, Springing Hard                                                                             10,580
  57    None at Closing, Springing Hard                                                                             11,660
  58    None at Closing, Springing Hard                                                            250,000          98,480
58.01
58.02
58.03
  65    None at Closing, Springing Hard                             47,500                                          13,524
65.01
65.02
65.03
65.04
65.05
65.06
65.07
  75    None at Closing, Springing Hard                                                                             54,456
  76    None at Closing, Springing Hard                                                            350,000          43,364
  78    None at Closing, Springing Hard                                700                          75,000          61,341
  81    None at Closing, Springing Hard                                625                                          68,375
  84    None at Closing, Springing Hard                              1,250                                          55,887
  87    None at Closing, Springing Hard                             63,000                                          46,969
  88    None at Closing, Springing Hard            400,000          45,144                                          74,963
 102    None at Closing, Springing Hard            800,000                                                          10,882
 123    Hard
 129    None at Closing, Springing Hard                                                                              5,202
 130    None at Closing, Springing Hard                              3,750                                          13,128
 135    None at Closing, Springing Hard                                                                             83,511
 144    None at Closing, Springing Hard                              8,500                                         107,000
 154    None at Closing, Springing Hard            120,000
 165    None at Closing, Springing Hard                             36,625          63,375                          27,402
 188    Hard                                                                                       142,500           6,219

          UPFRONT      UPFRONT      MONTHLY        MONTHLY        MONTHLY        MONTHLY        MONTHLY      MONTHLY      MONTHLY
            INS.        OTHER        CAPEX          CAPEX          TI/LC          TI/LC          RE TAX        INS.        OTHER
LOAN #  RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE CAP ($)  RESERVE ($)  RESERVE CAP ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)
-----------------------------------------------------------------------------------------------------------------------------------

  7         26,065   3,142,632        3,239                        21,591                        59,142        4,344
 7.01
 7.02
 7.03
 7.04
  26                   603,372
  38
  40         3,463      27,523        1,664                        25,000           250,000      11,104        1,732
  49        12,146     225,000       12,130                                                      13,977        2,429
  53        23,013                      455
53.01
53.02
53.03
  56         4,560                   11,728                                                      10,580        2,280
  57         3,588     300,000        9,913                                                       3,170        1,794
  58         2,083                    1,964                         5,000           250,000       8,953        2,083
58.01
58.02
58.03
  65         9,041                    1,278                                                       6,582        3,256
65.01
65.02
65.03
65.04
65.05
65.06
65.07
  75        12,827                    2,667                                                      22,728        2,565
  76        21,583       9,000          953                         4,746           350,000       7,227        1,962      2333.33
  78           689                    1,158                         7,500           300,000       8,763          689
  81         4,016                                                                               11,400        2,400
  84                                  1,032            37,148       4,750           171,000       7,984       10,093
  87         2,954                    2,187                                                       9,400        1,477
  88         1,010     240,000        1,300                         4,750                         9,370          505
 102        15,641     317,604          175                         1,781           120,000       1,814        1,955
 123                                                                                                             149
 129         2,888                    8,687                                                       5,202        1,444
 130         4,600                      670            10,000       1,020            40,000       6,600        2,400
 135                    43,200          538                                                       9,279        5,841
 144         2,082                      362                         2,083            50,000      13,282        1,041
 154           411                       38                           192                         3,500           82
 165         6,003                    2,090                                                       3,920        3,025
 188         6,818                                                  4,300

         GRACE      GRACE
LOAN #  TO LATE  TO DEFAULT
---------------------------

  7        5           0
 7.01
 7.02
 7.03
 7.04
  26       0           0
  38       0           0
  40       0           0
  49       0           0
  53       0           0
53.01
53.02
53.03
  56       0           0
  57       5           5
  58       0           0
58.01
58.02
58.03
  65       0           0
65.01
65.02
65.03
65.04
65.05
65.06
65.07
  75       0           0
  76       0           0
  78       0           0
  81       0           0
  84       0           0
  87       0           0
  88       0           0
 102       0           0
 123       0           0
 129       0           0
 130       0           0
 135       0           0
 144       0           0
 154       0           0
 165       5           5
 188       0           0

                                  SCHEDULE III

                               MERS MORTGAGE LOANS

PROPERTY NAME
-------------
Cayre Portfolio
Car Barn
Shops at Chevy Chase
614 - 618 King Street
Laurel Lakes
Upper East Side Lofts
3M Building Fairview
Hollinswood Shopping Center
Hampton Inn & Suites - Herndon, VA
Bay Tree Self Storage Portfolio 2
Salisbury
Easton
Kent Island
Hilton Garden Inn Atlanta East/Stonecrest
Hampton Inn Williamsburg
KRG Portfolio - Atlanta, GA
Satellite Court
Brookside Court
Barrett Court
Crown Heights Portfolio
738-742 Nostrand Avenue, 822-830 Park Place
818-822 Nostrand Avenue
850-854 Nostrand, 1214-1216 Union
758 Nostrand Avenue
752 Nostrand Avenue
780 Nostrand Avenue
804 Nostrand Avenue
Gardens on Prairie Rose
Collegiate Square
Roper Mountain Office
Balboa Ranch Apartments
Port St. Lucie Retail
Hidden Springs Country Club
Pecan Plaza Shopping Center
Herndon Parkway Crossing
Lifestyle Family Fitness - Orange Park
Country Inn & Suites Dulles
Evergreen Plaza
Forum Plaza
Seville Plaza
8280 Melrose Avenue
Legacy at Tara
La-Z-Boy - Scranton, PA